                                                                   EXHIBIT 10.33

                           COMMERCIAL LEASE AGREEMENT

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  LESSOR:                                 LESSEE:

  SANTA BARBARA BANK & TRUST              INTERACTIVE TELESIS, INC.
  P.O. BOX 1199                           535 ENCINITAS #116
  SANTA BARBARA, CA 93102                 ENCINITAS, CA 92024
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  EQUIPMENT LOCATION: (If other than Billing Address of Lessee)

       _____________________________________________________________

  EQUIPMENT DESCRIPTION: as described on addendum attached hereto and made a part hereof

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        LEASE TERM:           RENTAL:   SECURITY DEPOSIT:                  FEES:
                36 Months @  $1,438.40  $               Documentation Fee: $0.00
                      + Tax  $                                 Filing Fee: $0.00
              Total Rental:  $1,438.40    _________________________ Other: $0.00
First and Last 2 Rentals --  $2,876.80    (Less amounts already received): $
                             ---------                                     -----
                                                                TOTAL FEES $0.00
                             ---------                                     -----
      CHECK IN THE AMOUNT OF $2,876.80 MUST ACCOMPANY COMPLETED LEASE.
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                  THIS LEASE IS A NON-CANCELABLE FINANCE LEASE
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     1. AGREEMENT TO LEASE. Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, subject to the terms of this Lease Agreement and any schedules or addenda attached hereto, the personal property identified above or in the attached schedules or addenda. Lessor may insert in this Lease the serial numbers, and other identification data, of the leased equipment when determined by Lessor. The equipment shall be installed at, and shall not be removed from the equipment location identified above without Lessor's written consent. Equipment required to be registered under applicable state vehicle laws shall not be removed from the state of registration without Lessor's written consent. The lease term shall commence upon the date accepted by the authorized signature of Lessor, as evidenced below. This Lease shall have no effect prior to such acceptance. This Lease is not subject to cancellation for any reason other than Lessor's failure or inability to acquire the leased equipment. In that event both parties shall be released herefrom, and Lessor shall return any advance payments received from Lessee, less actual expenses paid to third parties such as appraisers and title companies, and neither party shall have any liability for consequential or other damages.

     2. STATUS OF PARTIES. WARRANTIES AND DEFENSES. This is a finance lease [I.C.C. Section 10103(g.7)]. Lessee has selected the leased equipment manufacturer and supplier. Lessor has not manufactured or supplied the leased equipment but is acquiring the name or the right to possession and use of the same solely in connection with this Lease, and the request of Lessee. Lessee acknowledges that Lessee has received a copy of the contract evidencing Lessor's purchase of the leased equipment, or a list of the suppliers with notice that Lessee may have rights thereunder and advice to contact such suppliers for a description of such rights.

     LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED EQUIPMENT. LESSOR MAKES NO WARRANTY THAT THE LEASED EQUIPMENT WILL BE FIT FOR A PARTICULAR PURPOSE. LESSOR MAKES NO WARRANTY OF MERCHANTABILITY.

     Lessee's sole remedy in the event of a claimed breach of warranty or other defect in or failure of the leased equipment shall be in accordance with such manufacturer's or supplier's warranty. Lessee covenants not to assert any claim against Lessor on account of any alleged defect or failure of the leased equipment, and Lessor may not withhold or fail to pay any installments due to Lessor hereunder.

     3. PAYMENT. Lessor acknowledges receipt of the advance payment described above. Such sum shall be held by Lessor as security for the performance of the terms of this Lease. Should Lessee commit an anticipatory breach by repudiating this Lease prior to Lessor's acquisition of the leased equipment, the advanced deposit shall be applied to reduce Lessor's damages, and if Lessor has not become legally obligated to complete the acquisition of the leased equipment, then such sum shall be retained by Lessor as liquidated damages. Lessee promises and agrees to pay all rental installments on the date designated by Lessor and to pay such other charges as are herein provided. Payment shall be payable at the office of Lessor, or such other person and/or at such other place as Lessor may from time to time designate in writing. Lessor may apply remittances received to unpaid rental installments and/or charges on due date basis, remittance received being applied to the oldest unpaid rental installment or charge.

     4. FINANCIAL AND EQUIPMENT CONDITION. Lessor may inspect the equipment at any time, and Lessee agrees to keep it in good condition and repair at Lessee's expense and place the same in suitable shelter, and not to sell or otherwise dispose of the equipment or any accessories attached thereto. Lessee shall cause the equipment to be maintained and serviced in accordance with the recommendations of the manufacturer. Lessee agrees to furnish Lessor upon request current financial statements reflecting the Lessee's financial status during the term of the Lease.

     5. OWNERSHIP. No title or right in said equipment shall pass to Lessee except the rights herein expressly granted. Plates or other markings may be affixed to or placed on said equipment by Lessor or at Lessor's request by Lessee at Lessee's expense, indicating the Lessor is the owner thereof, and Lessee will not remove the same. Upon the termination of the initial lease period, Lessee will immediately crate, insure, and ship the equipment and operating manuals to whatever destination Lessor shall direct, all at Lessee's expense, in as good condition as received less normal wear and tear, said destination to be confirmed by Lessee prior to shipment. Lessee agrees to pay Lessor monthly rent at the rate specified for the initial term for any month or part thereof from the end of the initial term until the equipment is received by Lessor. Said equipment shall always remain and be deemed personal property even though attached to realty. Lessee shall maintain each unit of equipment so that it may be removed from the building in which it is placed without damage to the building. All replacements, accessories, or capital improvements made to or placed in or upon said equipment shall become component parts thereof and title thereto shall immediately vest in Lessor and shall be included under the terms hereof. The Lessee agrees that the Lessor is authorized, at its option, to file financing statements or amendments thereto without the signature of the Lessee with respect to any or all of the lease property and, if a signature is required by law, then the Lessee appoints Lessor as Lessee's attorney-in-fact to execute any such financing statements and further agrees to pay the Lessor a documentation fee to cover the expense of making such filing(s). Lessee further agrees to itself execute such documents and take such action, as Lessor may request to protect Lessor and carry out the intent of this agreement. Upon the request of Lessor, Lessee shall obtain a waiver of interest from any owner or encumbrancer of the real property on which the equipment shall be installed or located, waiving any claim of interest in the leased equipment and consenting to its removal upon the expiration or sooner termination of this Lease.

     6. EXPIRATION OF LEASE. At the expiration of the base term stated herein, this lease shall continue on a month-to-month basis, and Lessee shall continue to pay the monthly rent hereunder, until this lease is terminated by (1) delivery of the leased equipment to Lessor as provided in Paragraph 5 or (2) Lessee's exercise of any purchase option or purchase agreement and payment of the purchase price under such option or agreement.

     7. ASSIGNMENT. Lessor may assign this Lease, and its assignee may further assign this Lease, without notice to or consent of the Lessee. Any such assignee shall succeed in all rights of the Lessor hereunder, and such assignee's rights shall be free from all defenses, set-offs of counter-claims of any kind which Lessor may be entitled to assert against Lessor. Lessee hereby waives the right to assert any such defense, set-off or counter-claim against any such assignee, it being understood that no such assignee shall assume the obligations of the Lessor named herein.

     LESSEE SHALL NOT ASSIGN, MORTGAGE OR HYPOTHECATE THIS LEASE OR ANY INTEREST HEREIN, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, AND ANY SUCH TRANSFER OR ASSIGNMENT WITHOUT SUCH CONSENT WILL BE VOID. TITLE TO THE EQUIPMENT SUBJECT TO THIS LEASE IS RETAINED BY THE LESSOR, AND LESSEE COVENANTS THAT IT WILL NOT PLEDGE OR ENCUMBER THE EQUIPMENT IN ANY MANNER WHATSOEVER, NOR PERMIT ANY LIENS, CHARGES, OR ENCUMBRANCES TO ATTACH THERETO.

     8. INSURANCE. Lessee assumes the entire risk of loss or damages to the equipment, whether or not covered by insurance, and no such loss shall relieve Lessee of its obligations hereunder. Lessee agrees to keep the equipment insured and to provide proof of insurance to Lessor; to protect all interests of Lessor, at Lessee's expense, against all risks of loss or damage from any cause whatsoever for not less than the unpaid balance of the lease rentals due hereunder or eighty percent (80%) of the then current value of said equipment, whichever is higher, and to purchase insurance in the amount set forth in Lessee's approved equipment Lease application to cover the liability of Lessor for public liability or property damage. Said insurance policies and the proceeds therefrom shall be the sole property of Lessor and Lessor shall be named as an insured in all said policies and as sole loss payee in the policies insuring the equipment. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any acts, omission or neglect of Lessee and cannot be canceled without thirty (30) days prior written notice to Lessor. As to each policy, Lessee shall furnish Lessor a Certificate of Insurance and copy of policy from _________ reflecting the coverage required by this paragraph on or before Commencement date of Lease. The proceeds of such insurance whether resulting from loss or damage or return of premium or otherwise, shall be applied toward the replacement or repair of said equipment or the payment of obligations of Lessee hereunder at the option of Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute or endorse all documents, checks or drafts for loss or damage or return premium under any insurance policy XXXXXXXXX said equipment. If Lessee fails to maintain the insurance required by this paragraph, XXXXX may, but is not obligated to, obtain insurance in such forms and amounts as it deems reasonable to protect its interests and Lessee agrees to reimburse Lessor for all such costs, together with interest as the rate provided herein upon demand.

     9. INDEMNITY. Lessee shall, at its sole cost and expense, indemnify, hold harmless and defend Lessor and its agents, employees, officers and directors from and against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, resulting from or relating to the equipment or the condition, delivery, leasing, location, maintenance, manufacture, operation, ownership, possession, purchase, repair, repossession, return, sale, selection, service or use thereof, including without limitation (a) claims involving patent or other defects (whether or not discoverable by Lessee or Lessor, (b) claims for trademark patent or copyright infringement, and (c) claims for injury or death to persons or damage to property or loss of business or anticipatory profits, whether resulting from acts or omissions of Lessee or Lessor or otherwise. Lessee shall give Lessor prompt written notice of any claims or liability covered by this paragraph. The XXXX under this paragraph shall survive the satisfaction of all other obligations of Lessee herein and the termination of this Lease.

     10. TAXES and FEES. Lessee agrees to use, operate and maintain said equipment in accordance with all laws; to pay all licensing and registration fees for said equipment; to keep the same free of levies, liens and encumbrances; to show the equipment as "released equipment" on Lessee's personal property tax returns; to pay all personal property taxes assessed against the equipment, which sum Lessee shall remit to the taxing authority; to pay all other taxes, assessments, fees and penalties which may be levied or assessed on or in respect to said equipment or its use or any interest therein, or rental payments thereon including but not limited to all federal, state and local taxes, however designated, levied or assessed upon the Lessee and Lessor or either of them or said equipment, or upon the sale, ownership, use or operation thereof. Lessor may pay such taxes and other amounts and may file such returns on behalf of Lessee if Lessee fails to do so as provided herein. Lessee agrees to reimburse Lessor for reasonable costs incurred in collecting any charged taxes, assessments or fees for which Lessee is liable hereunder.

     11. ADVANCES. All advances made and costs incurred by Lessor to preserve said equipment or to discharge and pay any taxes, assessments fees, penalties, liens or encumbrances thereon or to insure the equipment shall be added to the unpaid balance of rentals due hereunder and shall be repayable by Lessee to Lessor immediately together with interest thereon at the rate of one and six tenths (1.6%) percent per month until paid.

     12. DEFAULT. Lessee shall be in default hereunder upon the occurrence of any of the XXXXXXXXXXX events: (a) failure of Lessee to pay any rental payment or other amount required hereunder when due; (b) failure of Lessee to perform any other obligation hereunder or observe any other term or provision hereof;
(c) any representation or warranty made to Lessor by Lessee or by any Guarantor proves to have been false in any material respect when made; (d) levy, seizure or attachment or other involuntary transfer of the equipment; (e) assignment or benefit of creditors or bulk transfer of assets by, or insolvency, cessation of business, termination of existence, death or dissolution of, Lessee or any Guarantor. As used herein, the term "Guarantor" shall include any guarantor of this Lease and any owner of any property given as security for Lessee's obligations hereunder.

     Upon the occurrence of a default hereunder, Lessor may exercise any one or more of the following remedies without demand or notice to Lessee and without terminating or otherwise XXXXXXXXXX Lessee's obligations hereunder: (i) declare the entire balance of rent for the remaining term of this Lease to be immediately XXXXXXXXXXX payable; (ii) require Lessee to assemble the equipment and make it available to Lessor. XXXXXXX place designated by Lessor which is reasonably convenient to both parties; (iii) take and hold possession of the equipment and render the equipment unusable, and for this purpose enter and remove the equipment from any premises where the same may be located without liability to Lessee for any damage caused thereby; (iv) sell or lease the equipment or any part thereof at public or private sale for cash, on credit or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Lessor; (v) use and occupy the premises of Lessee for the purpose of taking, holding, reconditioning, displaying, selling or leasing the equipment, without cost to Lessor or liability to Lessee; (vi) demand, sue for and recover from Lessee all sums due hereunder.

     13. DAMAGES. In the event of any default hereunder, Lessor may elect to accelerate the obligation of Lessee and, in such event, shall be entitled to recover the sum of (a) delinquent lease payments with interest thereon at the legal rate, (b) any unamortized brokerage commission, (c) the anticipated residual value of the equipment, and (d) the lease payments to become due in the future discounted to present value as of the date of entry of judgment at a rate equal to 30% of the New York Prime rate as of that date. Lessee shall be entitled to a credit for net proceeds received by Lessor upon sale or release of the equipment. if any, discounted to present value. Lessee shall also be liable for all costs incurred by Lessor in retaking, protecting and disposing of the equipment, including reasonable legal fees and costs.

     14. LATE CHARGE. In the event a rent payment or personal property tax payment is not made when due hereunder the Lessee promises to pay (1) a late charge to the Lessor or his assigns not later than one month thereafter, in an amount calculated at the rate of five cents per one ($1.00) dollar of each such delayed payment. The late charge and/or the interest payments set forth in this contract shall apply only when permitted by law and, if not permitted by law, the late charges and/or interest payments shall be calculated at the maximum rate permissible by law, in the event that a check or other instrument tendered for payment is dishonored, Lessor shall be entitled to a ten dollar ($10.00) fee.

     15. OMISSION. The omission by the Lessor at any time to enforce any default or right reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the Lessee at any time designated, shall not be a waiver of any such default or right to which the Lessor is entitled, nor shall it in any way affect the right of the Lessor to enforce such provisions thereafter. The Lessor may exercise all remedies simultaneously, pursuant to the terms hereof, and any such action shall not operate to release the Lessee until the full amount of the rentals due and to become due and all other sums to be paid hereunder have been paid.

     16. BINDING AGREEMENT. The provisions of this agreement apply to and bind the heirs, executors, administrators, successors, and assigns of the respective parties hereto.

     17. GOVERNING LAW, VENUE, JURY WAIVER. This Agreement shall be governed and interpreted in accordance with the laws of the state of Lessor's principal office, and any suit hereon shall be brought in the county of such office. To the extent permitted by law, the parties waive their right to a jury trial.

     18. IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT ALL UNDERSTANDINGS AND AGREEMENTS HERETOFORE MADE BETWEEN THE PARTIES HERETO RELATIVE TO THIS LEASE ARE MERGED IN THIS AGREEMENT, WHICH CONTAINS THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES HERETO, AND NEITHER PARTY RELIES UPON ANY OTHER STATEMENT OR REPRESENTATION, EXCEPT FOR THE CREDIT APPLICATION AND FINANCIAL STATEMENTS OF LESSEE AND ANY GUARANTOR PROVIDED IN CONNECTION HEREWITH. THIS AGREEMENT MAY NOT BE MODIFIED OR CANCELED EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE LESSEE AND A CORPORATE OFFICER OF THE LESSOR.

     19. This lease is not effective nor accepted until signed by an officer of lessor, which is the XXXXXXX necessary for the effectiveness of this lease.


LESSEE:  INTERACTIVE TELESIS, INC.
         ----------------------------------------
         /s/ DONALD E. CAMERON      Title: PRESIDENT   Date: 4-26-00
         --------------------------        -----------      ---------
             Donald E. Cameron
                                    Title:             Date:
         --------------------------        -----------      ---------

Witness: /s/ [Signature Illegible]
         --------------------------

Accepted by LESSOR: SANTA BARBARA BANK & TRUST

         /s/ [Signature Illegible]  Title: SVP         Date: 5/17/00
         -------------------------         -----------      ---------

                     [MEDIA CAPITAL ASSOCIATES LETTERHEAD]

SCHEDULE "A"
EQUIPMENT SCHEDULE

THIS SCHEDULE is attached hereto and made part of that certain Equipment Lease
Agreement, number        , ("Lease") between Santa Barbara Bank & Trust., as
Lessor, and Interactive Telesis, Inc., as Lessee.

VENDOR:   PARAGON VOICE SYSTEMS
          12625 HIGH BLUFF DR #302
          SAN DIEGO, CA 92130

4    D/240PCI-T1 BOARD
     S/N FA005133, S/N FA005134, S/N FA005135, S/N FA005136
2    D/300SC-E1-120
     S/N DT114322, S/N DT114323
4    D/240PCI-T1 BOARD
     S/N FA004464, S/N FA004465, S/N FA004466, S/N FA004467


Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Agreement of which this Schedule is a part.

Lessee:   Interactive Telesis, Inc.          Lessor:  Santa Barbara Bank & Trust

By:       /s/ DONALD E. CAMERON              By:      /s/ [SIGNATURE ILLEGIBLE]
          -------------------------                   --------------------------

Title:           President                   Title:         SVP
          -------------------------                   --------------------------

Date:          4-26-00                       Date           5/17/00
          -------------------------                   --------------------------

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            GUARANTEE OF LEASE DATED _______________ BY AND BETWEEN
                     SANTA BARBARA BANK & TRUST, AS LESSOR,
                                      AND
                      INTERACTIVE TELESIS, INC., AS LESSEE

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     To induce LESSOR to enter into the above lease, and any extensions, renewals, modifications or additions thereto, the undersigned and each of them if there be more than one, (hereinafter jointly and severally called "Guarantor") jointly and severally guarantees and promises to pay to Lessor at the address set out above, or such other place as Lessor shall from time to time advise in writing, on demand, xx due and punctual payment and performance of any and all indebtedness of the above named Lessee ("Lessee"). This is a guaranty of payment and performance and not of collection. The Guarantor's obligations hereunder shall be unconditional xxx shall not be subject to any defense, setoff, counterclaim or recoupment (whatsoever) irrespective of the genuineness, validity, regularity or enforceability of the indebtedness or any conduct of the Lessee and/or Lessor which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

     The obligations hereunder are independent of the obligations of Lessee or the obligations of any other person(s) or guarantor(s) who may be liable to Lessor in whole or in part for the indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor or any of them (if there be more than one) whether action is brought against Lessee alone or whether Lessee be joined in any such action or actions.

     Guarantor authorizes Lessor, without notice or consent and without affecting, xxxx or discharging in whole or in part its liability hereunder, from time to time to (a) renew, modify, amend, compromise, extend, accelerate, discharge or otherwise change the time for payment of, or otherwise change the terms or provisions of the lease or any part thereof, including increase or decrease of the xxxx; (b) take and hold security for the payment of this guaranty or the indebtedness guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as ???? discretion may determine; and (d) release or substitute in whole or in part any one or more of the endorsers, Guarantor or anyone else who may be partly or wholly liable for any part of the indebtedness. Lessor may without notice assign this guaranty in whole or in part.

     Guarantor waives any right to require Lessor to (a) proceed with or exhaust xxxxx against Lessee; (b) proceed against or exhaust any security held from ??? or Guarantor; (c) pursue any other remedy in Lessor's power whatsoever, or proceed against any other person(s) or Guarantor(s) who may be liable to ??? in whole or in part for the indebtedness. Guarantor waives any defense xxxx by reason of any disability or other defense of Lessee or by reason of the ??? or modification from any cause whatsoever of the liability of Lessee.

     ??? indebtedness of Lessee to Lessor shall have been paid in full, Guarantor shall have no right to subrogation, and waives any right to enforce any remedy which Lessor now has or may hereafter have against Lessee, and waives any benefit of, and any right to participate in any security now or hereafter held by Lessor. Guarantor waives diligence, all presentments, demands for performance, notices of non-performance, default, protests, notices of protest, notices of dishonor, notices of acceptance of this guaranty and of the existence, creation, or incurring of new, changed, modified increased or additional indebtedness, all other notices of every and any kind and trial by jury in any action or proceeding arising out of, under, on or by reason of this guaranty or any other dispute between Guarantor and Lessor. Guarantor waives pursuant to Section 1856(a) of the California Civil Code all defenses that Guarantor may have under Sections 2787 to 2855 of the California Civil Code, inclusive including without limitation (a) any defenses Guarantor may have to the guarantee obligation by reason of an election of remedies by Guarantor, and
(b) any rights or defenses guarantor may have by reason of the protection afforded to the Lessee with respect to its obligations under the foregoing Lease pursuant to any laws limiting or discharging the Lessee's indebtedness.

     Where any one or more of Lessees are corporations or partnerships it is not necessary for Lessor to inquire into the powers in Lessee or the officers, directors, partners, or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed and be indebtedness hereunder.

     Guarantor agrees to pay the attorney's fees and all other costs and expenses which may be incurred by Lessor in the enforcement of this guaranty and agrees that all attorney's fees, costs and expenses incurred in pursuing or enforcing rights and/or any collateral or security shall constitute so much additional indebtedness hereby guaranteed.

     Any married person who signs this guaranty hereby expressly agrees that recourse may be had against his or her separate property for all obligations under this guaranty. All lease Guarantors hereby agree to furnish Lessor upon request current personal financial statements reflecting Guarantor's financial status during the term of the Lease.

     This guaranty cannot be changed, modified or terminated orally; shall be deemed delivered and shall be construed, interpreted and enforced in accordance with and under the law of the State of California. The obligations of Guarantor hereunder shall be binding upon its successors, representatives, estates and assigns and shall inure to the benefit of Lessor's successors and assigns.





Donald E. Cameron                       /s/ DONALD E. CAMERON
-----------------------------------     -----------------------------------
                                        4-26-00
----------                              ----------

-----------------------------------     -----------------------------------

----------                              ----------

-----------------------------------     -----------------------------------

----------                              ----------

-----------------------------------     -----------------------------------


WITNESS: /s/ WILLIAM R. ADAMS           WITNESS:
-----------------------------------     -----------------------------------

                         CORPORATE RESOLUTION TO LEASE
                    RESOLUTION OF THE BOARD OF DIRECTORS OF


                           INTERACTIVE TELESIS, INC.
                           -------------------------


                                    RECITALS


WHEREAS, the Corporation Code empowers stock corporations to lease real and personal property; and

WHEREAS, the Corporation Code expressly provides that the powers of the corporation are to be exercised by its Board of Directors subject to the limitations set forth within said Code; and

WHEREAS, the Board of Directors deems it to be in the best interest of the corporation to lease, as lessee, the personal property hereinafter described:

                                   RESOLUTION


NOW, THEREFORE, BE IT RESOLVED that this corporation lease the personal property hereinafter described from Santa Barbara Bank & Trust, on the terms and conditions set forth in Lease Agreement Number ________.

BE IT FURTHER RESOLVED that Donald E. Cameron who is the President of this corporation, be authorized and directed to execute and deliver to Santa Barbara Bank & Trust said Lease Agreement and any other documents necessary to be executed in connection therewith.

Specimen Signature of Donald E. Cameron     /s/ DONALD E. CAMERON
                                          -------------------------------

The personal property to be leased under the said Lease Agreement is set forth therein.


                                  CERTIFICATE


I, William R. Adams, hereby certify:

That I am the duly elected and acting (SECRETARY) of Interactive Telesis, Inc.; a California Corporation and
That the foregoing Resolution of The Board of Directors Authorizing Lease was duly adopted by the Board of Directors duly and regularly called and held on 4/25/00 (Date) and was in conformity with the Articles of Incorporation and/or By-Laws of the corporation and that said Resolution has been neither modified not rescinded and is, as of the date of this Certificate, in full force and effect.

IN WITNESS WHEREOF, I have set my hand and Seal this 25th day of April, 2000.



/s/ WILLIAM R. ADAMS
---------------------------------------
If the Secretary is the authorized
signer of the Lease Agreement, the
President must execute this Certificate

                      DELIVERY AND ACCEPTANCE CERTIFICATE

Re: Lease Number
Initial Lease Payment Date:

To: SANTA BARBARA BANK & TRUST, Lessor

All of the items referred to in the above referenced lease have been delivered to and have been received by the undersigned. All installation or other work necessary prior to the use thereof has been completed. Said equipment has been examined and/or tested and is in good operating order and condition, and is in all respects satisfactory to the undersigned and is as represented. Said equipment has been accepted by the undersigned and complies with all terms of the Lease.

In the future, even if the equipment fails to perform as expected or represented, we will continue to honor the above-referenced Lease by continuing to make our periodic payments in the normal course of business, and we will look solely to the seller or manufacturer for the performance of all covenants and warranties. In addition, we agree to indemnify and hold harmless and defend the Lessor from such nonperformance of all of the aforementioned equipment.

We acknowledge the Lessor is neither the manufacturer, distributor, or seller of all the equipment and has no control, knowledge, or familiarity with the conditioning, capacity, functioning, or other characteristics of the equipment.


NOTICE TO THE LESSEE: DO NOT SIGN THIS ACCEPTANCE UNTIL THE EQUIPMENT HAS BEEN DELIVERED, ASSEMBLED, INSTALLED AND ACCEPTED BY YOU AS SATISFACTORY IN ALL RESPECTS. PAYMENT TO THE SUPPLIER WILL NOT BE MADE UNTIL THIS NOTICE IS SIGNED AND RETURNED TO THE LESSOR.


EQUIPMENT: SEE ATTACHED SCHEDULE "A"
           ---------------------------------------

LESSEE: INTERACTIVE TELESIS, INC.
        ------------------------------------------

By:  DONALD E. CAMERON         Title: PRESIDENT    Date:  4-26-00
    -----------------------           ------------       ------------

By:  /s/ DONALD E. CAMERON     Title:              Date:
    -----------------------           ------------       ------------

I hereby authorize William R. Adams, CFO (title) to verbally verify my/our acceptance of the above referenced equipment in my absence.

                               OPTION TO PURCHASE


LEASE AGREEMENT NUMBER _________________

This Agreement, when executed by the parties hereto, shall modify the terms and conditions of the referenced lease as follows:

Lessor hereby grants to Lessee the right to purchase all of the equipment set forth in said Lease at the termination of the initial Lease term for the equipment's then Fair Market Value; provided, however, that Lessee has performed all terms and conditions of said Lease and is not, or has not been in default under the terms of the Lease.

This Option to Purchase cannot be assigned nor transferred by Lessee and any attempted assignment or transfer hereof shall be void and shall not be binding upon the Lessor.

This Option to Purchase shall in no way be considered or construed to amend or alter in any other way than stated herein the terms and conditions of the Lease, and is subject to all appropriate taxes having been paid by Lessee.

Notwithstanding any of the terms set for herein, it is the intent of the parties that the Lease transaction was, and still is, a true lease and this Purchase Option is not intended to re-characterize the lease as anything but a true lease.

Title to the equipment, including all parts, accessories, accessions, modifications, and substitutions at anytime added to or affecting such equipment, shall remain with Lessor until the purchase price has been fully paid. THIS AGREEMENT IS NOT INTENDED TO, AND DOES NOT, CREATE A SECURITY INTEREST IN SAID EQUIPMENT.



Lessee:   Interactive Telesis, Inc.         Lessor:  Santa Barbara Bank & Trust


By:  /s/ DONALD E. CAMERON                  By:
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     Donald E. Cameron

Title: President                            Title:
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Date: 5-16-00                               Date:
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